UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (314) 342-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2014, Stifel Financial Corp. (the “Company”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Keefe, Bruyette & Woods, Inc. (the “Underwriters”), providing for, among other things, the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $300,000,000 aggregate principal of amount of the Company’s 4.25% Senior Notes due 2024 (the “Notes”).

The Notes were registered for offer and sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-178969) filed with the Securities and Exchange Commission on January 11, 2012 (the “Registration Statement”).

The Notes were issued pursuant to a third supplemental indenture, dated as of July 18, 2014 (the “Third Supplemental Indenture”), to the indenture, dated as of January 23, 2012 (the “Base Indenture” and, together with the Third Supplemental Indenture, the “Indenture”) between the Company and U.S. Bank National Association, as Trustee (the “Trustee”).

The Notes bear interest at the rate of 4.25% per annum. Interest on the Notes is payable semiannually in arrears on January 18 and July 18, commencing on January 18, 2015. The Notes will mature on July 18, 2024.

The Company may, at its option, at any time and from time to time, redeem the Notes in whole or in part on not less than 30 nor more than 60 days’ prior notice mailed to the holders of the Notes. The Notes will be redeemable at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus a “make-whole” premium and accrued and unpaid interest, if any, to the date of redemption. On and after any redemption date, interest will cease to accrue on the Notes called for redemption. Prior to any redemption date, the Company is required to deposit with a paying agent money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on such date. If the Company is redeeming less than all the Notes, the Trustee under the Indenture must select the Notes to be redeemed on a pro rata basis or by such method as the Trustee deems fair and appropriate in accordance with the procedures of The Depository Trust Company.

The Indenture contains customary event of default provisions. If an event of default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Notes may declare the Notes to be immediately due and payable. The Indenture contains limitations on the Company’s and its subsidiaries’ ability to place liens on certain vesting securities and on the Company’s and its significant subsidiaries’ ability to engage in certain sale and leaseback transactions.

The public offering price of the Notes was 99.196% of the principal amount. The Company received net proceeds (before expenses) of approximately $295,638,000 million and will use such proceeds for general corporate purposes.

The foregoing description of the Underwriting Agreement, Base Indenture, Third Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, Base Indenture, Third Supplemental Indenture and the form of Note, copies of which are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference and into the Registration Statement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the offering of the Notes, as described in response to Item 1.01, the Company is filing this Current Report on Form 8-K to add the following exhibits to the Company’s Registration Statement on Form S-3 (File No. 333-178969): (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K), (ii) the Base Indenture (Exhibit 4.1 to this Current Report on Form 8-K), (iii) the Third Supplemental Indenture (Exhibit 4.2 to this Current Report on Form 8-K), (iv) the form of Note (Exhibit 4.3 to this Current Report on Form 8-K) and (iv) the opinion of counsel with respect to the status of the Notes as binding obligations (Exhibit 5.1 to this Current Report on Form 8-K).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are based upon the Company’s current expectations and projections about future events. The Company intends for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of these safe harbor provisions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition, the Company’s past results of operations do not necessarily indicate the Company’s future results. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include: the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in the Company’s financial condition; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the Company’s operations, pricing and services. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated as of July 15, 2014.

4.1	Indenture dated January 23, 2012, between Stifel Financial Corp. and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on January 23, 2012.

4.2	Third Supplemental Indenture dated July 18, 2014, between Stifel Financial Corp. and U.S. Bank National Association, as trustee.

4.3	Form of 4.25 % Senior Note due 2024 (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Bryan Cave LLP.

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: July 18, 2014	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated as of July 15, 2014.

4.1	Indenture dated January 23, 2012, between Stifel Financial Corp. and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on January 23, 2012.

4.2	Third Supplemental Indenture dated July 18, 2014, between Stifel Financial Corp. and U.S. Bank National Association, as trustee.

4.3	Form of 4.25 % Senior Note due 2024 (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Bryan Cave LLP.

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1).